UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2023

SURF AIR MOBILITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41759	36-5025592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12111 S. Crenshaw Blvd.

Hawthorne, CA 90250

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 365-3675

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.0001 per share	SRFM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Complete of Acquisition or Disposition of Assets.

On March 17, 2021, Surf Air Mobility Inc., a Delaware corporation (the “Company”), Surf Air Global Limited, a BVI business company formed under the laws of the British Virgin Islands (“SAGL”), Surf Air Inc., a Delaware Corporation (Surf Air Inc.”), SAC Merger Sub Inc., a Delaware corporation (“Merger Sub”), and Southern Airways Corporation, a Delaware corporation (“Southern”) entered into an Acquisition Agreement (as amended from time to time, the “Acquisition Agreement”). Pursuant to the Acquisition Agreement, Merger Sub merged with and into Southern, with Southern continuing as the surviving corporation and a wholly-owned subsidiary of the Company (the “Merger”).

The Acquisition Agreement and the transactions contemplated thereby, including the Merger, were previously described in the Registration Statement on Form S-1 and Form S-4, originally filed with the Securities and Exchange Commission (the “SEC”) on June 5, 2023 (Registration No. 333-272403), including exhibits, and as may be subsequently amended from time to time (the “Registration Statement”), which is hereby incorporated by reference. In addition, the above-referenced description included in any prospectus relating to the Registration Statement filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed to be incorporated by reference herein.

Pursuant to the Acquisition Agreement, and following the satisfaction or waiver of the conditions specified therein, on July 27, 2023, Merger Sub merged with an into Southern, with Southern surviving the Merger as a wholly-owned subsidiary of the Company.

At the effective time of the Merger (the “Effective Time”), (i) each share of common stock, par value $0.0001 per share, of Southern (“Southern Common Stock”) issued and outstanding immediately prior to the Effective Time was cancelled and extinguished and converted automatically into the right of the holder to receive a certain number of common stock of the Company, par value $0.0001 (“Company Common Stock”), (ii) each share of Series A preferred stock, par value $0.0001 per share, of Southern (“Series A Preferred Stock”) issued and outstanding immediately prior to the Effective Time was cancelled and extinguished and converted automatically into the right of the holder to receive a certain number of Company Common Stock, (iii) each share of Series A-1 preferred stock, par value $0.0001 per share, of Southern (“Series A-1 Preferred Stock”) issued and outstanding immediately prior to the Effective Time was cancelled and extinguished and converted automatically into the right of the holder to receive a certain number of Company Common Stock, (iv) each share of Series A-2 preferred stock, par value $0.0001 per share, of Southern (“Series A-2 Preferred Stock”) issued and outstanding immediately prior to the Effective Time was cancelled and extinguished and converted automatically into the right of the holder to receive a certain number of Company Common Stock, and (v) each share of Series B preferred stock, par value $0.0001 per share, of Southern (“Series B Preferred Stock” and collectively with Series A Preferred Stock, Series A-1 Preferred Stock, Series A-2 Preferred Stock, “Southern Preferred Stock”) issued and outstanding immediately prior to the Effective Time was cancelled and extinguished and converted automatically into the right of the holder to receive a certain number of Company Common Stock. In each case the number of shares of Company Common Stock payable to the holders to Southern Common Stock and Southern Preferred Stock was determined in accordance with the respective rights of such holders under the organizational documents of Southern as in effect immediately prior to the Merger. No fractional shares of Southern Common Stock and/or Southern Preferred Stock were issued in connection with the Merger. At the Effective Time. Southern had no other equity securities or securities convertible or exchangeable for equity securities of Southern.

Pursuant to the Acquisition Agreement, the holders of Southern Common Stock and Southern Preferred Stock were entitled to the right to receive a number of shares of Company Common Stock (the “Aggregate Merger Consideration”) equal to the greater of (a) shares of Company Common having an aggregate value equal to $81.25 million (based upon the opening price of shares of Company Common Stock on the New York Stock Exchange on July 27, 2023 when those shares were first listed and traded) and (b) 12.5% of shares of the Fully-Diluted Shares (as defined in the Acquisition Agreement). This amount based upon the $5.00 per share opening price was determined to be 16,250,00 shares of Company Common Stock. In total, 16,249,963 shares of Company Common Stock were allocated to Southern shareholders while the remaining amount was paid out in cash in lieu of fractional shares to those shareholders on a pro rata basis.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Acquisition Agreement and all subsequent amendments, which are attached hereto as Exhibits 2.1, 2.2, 2.3, 2.4, 2.5 and 2.6, respectively, and are incorporated herein by reference.

The Acquisition Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Southern, the Company or the other parties thereto or to modify or supplement any factual disclosures about the Company in its public reports filed with the Securities and Exchange Commission. The Acquisition Agreement includes representations, warranties and covenants of Southern, the Company and the other parties thereto made solely for the purposes of the Acquisition Agreement and which may be subject to important qualifications and limitations agreed to by Southern, the company and the other parties thereto in connection with the negotiated terms of the Acquisition Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to the Company’s SEC filings. In addition, the representations and warranties were made for purposes of allocating risk among the parties to the Acquisition Agreement and should not be relied upon as establishing factual matters.

Item 7.01 Regulation FD

On August 2, 2023, Company issued a press release announcing the consummation of the acquisition of Southern. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished with this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The Company announces material information to its investors using filings with the Securities and Exchange Commission, the investor relations page on the Company’s website (www.surfair.com), press releases, public conference calls, and public webcasts. The information disclosed by the foregoing channels could be deemed to be material information. As such, the Company encourages investors, the media, and others to follow the channels listed above and to review the information disclosed through such channels.

Item 8.01. Other Events

In connection with the settlement of various SAFEs in connection with the Company’s previously disclosed internal reorganization and listing of the Company Common Stock, the Company issued 17,365,357 shares of Company Common Stock on July 27, 2023 to various SAFE investors. As of July 27, 2023, the Company had 69,742,981 million basic shares Company Common Stock outstanding and 71,603,186 million fully diluted shares of Company Common Stock outstanding. This number of shares issued and outstanding excludes any shares that may be issued in a future financing by the Company.

As of July 27, 2023, the Company had $34.7 million of cash on hand.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statement of business acquired

To the extent required, the Company will provide the financial statements required to be filed by Item 9.01(a) of Form 8-K by amendment to this Current Report no later than the 71st day after the required filing date for this Current Report.

(a) Financial statement of business acquired

To the extent required, the Company will provide the financial statements required to be filed by Item 9.01(a) of Form 8-K by amendment to this Current Report no later than the 71st day after the required filing date for this Current Report.

(d) Exhibits.

Exhibit No.	Description

2.1	Acquisition Agreement, dated as of March 17, 2021, by and between Surf Air Mobility Inc., Surf Air Global Limited, Surf Air Inc., SAC Merger Sub Inc. and Southern Airways Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Amendment No. 5 Form S-1 and Form S-4 Registration Statement, filed with the SEC on July 25, 2023).*

2.2	Amendment No. 1 to Acquisition Agreement, dated as of August 22, 2021, by and between Surf Air Mobility Inc., Surf Air Global Limited, Surf Air Inc., SAC Merger Sub Inc. and Southern Airways Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Amendment No. 5 Form S-1 and Form S-4 Registration Statement, filed with the SEC on July 25, 2023).*

2.3	Amendment No. 2 to Acquisition Agreement, dated as of May 17, 2022, by and between Surf Air Mobility Inc., Surf Air Global Limited, Surf Air Inc., SAC Merger Sub Inc. and Southern Airways Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Amendment No. 5 Form S-1 and Form S-4 Registration Statement, filed with the SEC on July 25, 2023).*

2.4	Amendment No. 3 to Acquisition Agreement, dated as of November 11, 2022, by and between Surf Air Mobility Inc., Surf Air Global Limited, Surf Air Inc., SAC Merger Sub Inc. and Southern Airways Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Amendment No. 5 Form S-1 and Form S-4 Registration Statement, filed with the SEC on July 25, 2023).*

2.5	Amendment No. 4 to Acquisition Agreement, dated as of May 25, 2023, by and between Surf Air Mobility Inc., Surf Air Global Limited, Surf Air Inc., SAC Merger Sub Inc. and Southern Airways Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Amendment No. 5 Form S-1 and Form S-4 Registration Statement, filed with the SEC on July 25, 2023).*

2.6	Amendment No. 5 to Acquisition Agreement, dated as of June 21, 2023, by and between Surf Air Mobility Inc., Surf Air Global Limited, Surf Air Inc., SAC Merger Sub Inc. and Southern Airways Corporation (incorporated by reference to Exhibit 2.1 to the Company’s Amendment No. 5 Form S-1 and Form S-4 Registration Statement, filed with the SEC on July 25, 2023).*

99.1	Press Release regarding the consummation of the Southern acquisition issued by the Company on August 2, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SURF AIR MOBILITY INC.

Date: August 2, 2023	By:	/s/ Deanna White
	Name:	Deanna White
	Title:	Chief Financial Officer